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                         SUPPLEMENT DATED JUNE 21, 2005
                        TO PROSPECTUSES DATED MAY 2, 2005

This Supplement is intended to be distributed with certain prospectuses dated May 2, 2005 for variable annuity contracts issued by John Hancock Variable Life Insurance Company or John Hancock Life Insurance Company. The applicable prospectuses for John Hancock Variable Life Insurance Company are entitled "REVOLUTION VALUE VARIABLE ANNUITY," "REVOLUTION EXTRA VARIABLE ANNUITY," "REVOLUTION ACCESS VARIABLE ANNUITY" and "E-VARIABLE ANNUITY." The applicable prospectus for John Hancock Life Insurance Company is entitled "REVOLUTION VALUE VARIABLE ANNUITY." We call each of these prospectuses a "Product Prospectus" in this Supplement.

Effective June 21, 2005, the first page of the Product Prospectus is revised to delete the restriction on availability of the Small Cap Index variable investment option. This means that contracts issued after April 30, 2003 may also now invest in this variable investment option.

YOU MAY OBTAIN A SERIES FUND PROSPECTUS CONTAINING MORE INFORMATION FOR EACH FUND UNDERLYING A VARIABLE INVESTMENT OPTION, INCLUDING THE SMALL CAP INDEX TRUST, BY CONTACTING THE ANNUITY SERVICE OFFICE SHOWN ON THE FIRST PAGE OF THE PRODUCT PROSPECTUS. YOU SHOULD READ THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING.







333-16949 JHVLICO e-VA Supp 2005-06-21
333-84769 JHVLICO Rev Access Supp 2005-06-21
333-84767 JHVLICO Rev Extra Supp
333-81127 JHVLICO Rev Value Supp
333-81103 JHLICO Rev Value Supp